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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the use of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1994, and the incorporation by reference thereof into the Company's Registration Statement on Form S-8, to which this consent is an exhibit.



                                           /s/   RYDER SCOTT COMPANY
                                                 PETROLEUM ENGINEERS

                                                 RYDER SCOTT COMPANY
                                                 PETROLEUM ENGINEERS



Houston, Texas
November 1, 1995